EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Buenzow, President and Chief Executive Officer of School Specialty, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

1.

The Annual Report on Form 10-K for the period from December 30, 2018 to December 28, 2019 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of School Specialty, Inc.

Date: April 6, 2020

/s/ Michael Buenzow
Michael Buenzow
Interim Chief Executive Officer
(Principal Executive Officer)

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by School Specialty, Inc. for purposes of Securities Exchange Act of 1934.